EXHIBIT 99.1

PRESENTATION

Enterprise Products Partners L.P. National Association of Publicly Traded Partnerships Annual Conference March 8, 2007

Forward Looking Statements This presentation contains forward-looking statements and information that are based on Enterprises beliefs and those of its general partner, as well as assumptions made by and information currently available to them. When used in this presentation, words such as anticipate, project, expect, plan, goal, forecast, intend, could, believe, may, and similar expressions and statements regarding the contemplated transaction and the plans and objectives of Enterprise for future operations, are intended to identify forward-looking statements. Although Enterprise and its general partner believe that such expectations reflected in such forward looking statements are reasonable, neither it nor its general partner can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those Enterprise anticipated, estimated, projected or expected. Among the key risk factors that may have a direct bearing on Enterprises results of operations and financial condition are: Fluctuations in oil, natural gas and NGL prices and production due to weather and other natural and economic forces; A reduction in demand for its products by the petrochemical, refining or heating industries; The effects of its debt level on its future financial and operating flexibility; A decline in the volumes of NGLs delivered by its facilities; The failure of its credit risk management efforts to adequately protect it against customer non-payment; Actual construction and development costs could exceed forecasted amounts; Operating cash flows from our capital projects may not be immediate; Terrorist attacks aimed at its facilities; and The failure to successfully integrate its operations with assets or companies, if any, that it may acquire in the future. Enterprise has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures This presentation utilizes the Non-GAAP financial measures of Gross Operating Margin, EBITDA, Distributable Cash Flow and Consolidated EBITDA. In general, we define Gross Operating Margin as operating income before (i) depreciation, amortization and accretion expense; (ii) operating lease expense for which we do not have the payment obligation; (iii) gains and losses on the sale of assets and (iv) general and administrative expenses. We define EBITDA as net income or loss before interest; provision for income taxes; and depreciation, amortization and accretion expense. In general, we define Distributable Cash Flow as net income or loss plus (i) depreciation, amortization and accretion expense; (ii) operating lease expense for which we do not have the payment obligation; (iii) cash distributions received from unconsolidated affiliates less equity in the earnings of such affiliates; (iv) the subtraction of sustaining capital expenditures; (v) gains and losses on the sale of assets; (vi) cash proceeds from the sale of assets or return of investment from unconsolidated affiliates; (vii) gains or losses on monetization of financial instruments recorded in Accumulated Other Comprehensive Income less related amortization of such amount to earnings; (viii) transition support payments received from El Paso related to the GTM Merger and (ix) the addition of losses or subtraction of gains related to other miscellaneous non-cash amounts affecting net income for the period. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable Cash Flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable Cash Flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Distributable Cash Flow is net cash provided by operating activities. This presentation also includes references to credit leverage ratios that utilize Consolidated EBITDA, which is a term defined in the $1.25 billion revolving credit facility of Enterprise Products Operating L.P. These credit ratios are used by certain of our lenders to evaluate our ability to support debt service. The GAAP measure most directly comparable to Consolidated EBITDA is net cash provided by operating activities. Please see Slides 31-34 for our calculations of these Non-GAAP financial measures along with the appropriate reconciliations.

Overview Enterprise Products Partners L.P. (NYSE: EPD) is the primary partnership in the Enterprise family, which includes Enterprise GP Holdings L.P. (NYSE: EPE) and Duncan Energy Partners L.P. (NYSE: DEP) Combined family of partnerships has an equity market capitalization of $17 billion and an enterprise value of $23 billion EPD is one of the largest publicly traded partnerships with an equity market capitalization of $13 billion, assets of $14 billion and an enterprise value of $23 billion Ranks 183rd on the Fortune 500 Delivered record performance in 2006 EPD owns and operates one of North America's largest fully integrated midstream value chains with significant geographic and business diversity EPD focuses on long-term value creation for its investors by investing in a diversified portfolio of organic infrastructure projects and selected acquisitions to drive distribution growth

EPD Key Investment Considerations Strategically located assets serving the most prolific supply basins and largest consuming regions of natural gas, NGLs and crude oil in the United States Leading business positions across the midstream value chain Over 90% of gross operating margin from diversified fee-based assets Visible cash flow growth from approximately $2.5 billion of growth projects expected to be completed in 2007 EPD's lower long-term cost of equity capital results in more cash accretion from investments, which provides more cash to increase distributions and reinvest in growth Experienced management team with substantial ownership

Enterprise Family of Partnerships Formation of DEP DEP was created as a vehicle to facilitate the growth of EPD No GP incentive distribution rights (IDRs) at DEP and slower growth results in lower long-term cost of equity capital at DEP EPD benefits through "drop downs" to DEP and DEP's direct investment in competitive projects and acquisitions Initial $574 million drop down transaction led to highly successful IPO Gives EPD the ability to rationalize assets while retaining control and maintaining the integrity of EPD's value chain Value added for EPD's unitholders as it redeploys proceeds from drop downs to fund new projects with higher expected returns on investment Diversifies EPD's sources of capital and effectively provides EPD with an alternative source of low cost equity capital Interests of Enterprise family of PTPs are aligned Growth at DEP with reinvestment at EPD is expected to drive higher DCF per unit at EPD which benefits EPE through its 25% IDR in EPD

No GP IDRs at DEP Results in Lower Cost of Equity Capital Unlike most partnerships, DEP's GP does not have IDRs DEP's GP distribution is always capped at 2% of total distributions Results in a lower cost of equity capital than most partnerships and corporations Makes DEP more competitive in pursuing acquisitions and organic projects Lower payments to GP enhances DEP's financial flexibility by providing cash for additional investment, debt reduction or increased cash distributions to limited partners

Three Partnerships, Three Total Return Profiles EPE (Higher Growth / Lower Yield) Highest potential distribution growth due to leverage provided by 25% GP IDRs in EPD distributions As EPD grows its distribution or issues new common units, EPE's cash flow increases In 2006, EPD increased its distribution rate by 7% and issued 42 million common units which enabled EPE to increase its distribution rate by 25%

Financial Overview

EPD Delivers Record 2006 Results Gross Operating Margin 2006 vs. 2005 NGL Pipelines and Services up 30% due in part to record pipeline volumes, improved processing and fractionation margins Onshore Natural Gas Pipelines and Services down 6% despite volume and margin increases at Texas intrastate which was more than offset by lower gathering fees in San Juan for percent of index gathering contracts and repair expenses at Wilson storage facility Offshore Pipelines and Services up 33% due to increased oil and gas volumes after 2005 hurricanes Petrochemical Services up 37% due to strong demand by petrochemical industry and refinery demand for motor gasoline additives

Strong Financial Position at December 31, 2006

History of Financial Discipline 56% of Growth Investment Funded with Equity 1) Growth Capital investment includes the capital expenditures, cash used for business combinations, investments in and advances to unconsolidated affiliates, and acquisition of intangible asset amounts as reflected on our Statements of Consolidated Cash Flows for the respective periods. The value of equity interests granted to complete the GTM merger, the Shell Midstream acquisition and the Encinal acquisition, as reflected on our Statements of Consolidated Partners' Equity, are also included. In addition, growth capital investment includes $2.0 billion of debt assumed in connection with the GTM merger. Sustaining capital expenditures are excluded. (2) Equity issued includes net proceeds from the issuance of common units and Class B special units as reflected on our Statements of Consolidated Cash Flows for the respective periods. Also included is the value of equity issued as consideration for the GTM merger, the Shell Midstream acquisition and the Encinal acquisition as reflected on our Statements of Consolidated Partners' Equity. In addition, the equity content of our Hybrid securities is included in 2006.

EPD's Model for Sustained Growth Financial discipline and investment grade balance sheet Lower cost of capital than most of peer group due to 25% cap of GP IDRs at EPD and no GP IDRs at DEP Already funded more than 50% of 2006 and 2007 growth capital expenditures with 2006 equity offerings, hybrids, DRP, reinvested DCF and 2007 equity proceeds from DEP IPO Existing liquidity, hybrid capacity and DEP provide flexibility and are more than sufficient to fund remainder of 2007 growth capital plans

Proven Growth, Superior Returns

Major Growth Project Update

Premiere Midstream Network NGL, oil and petrochemical pipelines transport a record 1.8 MMBbls/day Natural gas pipelines handle 7.4 Tbtu/day net (10.5 Tbtu/day gross) NGL fractionators ran at 75% of capacity, record 344 MBbls/day Development focus on new supply sources (Rockies, Barnett Shale, Deepwater GOM)

Strategic Overview 2007 is the culmination of several years of midstream growth and development activities $2.5 billion new projects to be placed in-service in 2007 With the installation of Independence Hub/Trail, we have completed most of the major offshore projects initiated in 2003 - 2005 The Rockies has become EPD's next big regional growth strategy Approximately $1.9 billion in acquisitions completed and organic projects initiated since 2005 Attractive long-term fundamentals (long-lived reserves, low F and D costs) New projects / strategies emerging Barnett Shale / Gulf Crossing natural gas pipelines Expanded natural gas storage play Deepwater Trend lower tertiary crude oil developments Developing a Natural Gas Marketing organization to complement our successful NGL Marketing group

Major Organic Growth Projects Expected Start Dates and Cumulative Investment

Independence Hub and Trail Update EPD's largest single project 1 Bcf/d Hub platform (80% EPD) and 134-mile 24" natural gas pipeline (100% EPD) Producers: Anadarko, Dominion, Devon, Hydro Pipeline installation complete Platform mechanical completion expected March 2007 First production expected in 2H 2007 Annual platform demand revenues of approximately $44 million, net to EPD Additional $17 million of annual incremental gross margin net to EPD for each 100 MMcf/d of throughput

Rockies Update Fully integrated growth strategy Rocky Mountain gas production (9.6 Bcf/d) up 8% year over year through 3Q 2006(1) Record 8,493 wells drilled in 2005 Region expected to drive natural gas and NGL supply growth through 2010 Potential for 43,000 new wells to be drilled(2)

Jonah Gas Gathering System Green River Basin (3.5 Bcf/d) most productive in the Rockies Jonah / Pinedale fields produced 1.46 Bcf/d in 3Q 2006 Expansion project underway to expand capacity from 1.5 to 2.3 Bcf/d New 36" pipeline in-service 4Q 2006 (increased volume and lowered pressures) Bridger Phase I (June 2007) Bridger Phase II (December 2007) Enterprise began JV revenue sharing upon completion of new 36" pipeline; will earn approximately 20% ownership interest JV upon Bridger Phase I completion

Pioneer Gas Processing Plant Benefits from growth of Jonah / Pinedale gathering system 600 MMcf/d Silica Gel processing plant fully operational (1 - 3 MBPD) New 650 MMcf/d Pioneer Cryogenic processing plant scheduled for start up 4Q 2007 (30 MBPD NGLs) Finalizing delivery projects to downstream interstate gas lines and MAPL

Meeker Complex Piceance basin production (1.1 Bcf/d in 3Q 2006) up 22% from 2005 Ground floor infrastructure play supported by long-term, basin-wide EnCana dedication New 750 MMcf/d Meeker I plant scheduled for startup 3Q 2007 EnCana nominated second 550 MMcf/d train during 2Q 2006 Meeker II plant construction underway - startup 3Q 2008 ExxonMobil 30-year dedication executed 4Q 2006 Constructing 200 MMcf/d compression / treating / dewpoint facility with option to process at Meeker Startup 4Q 2008

Piceance Creek Gathering System Acquired 48-mile, 36" gathering pipeline from EnCana 4Q 2006 1.6 Bcf/d line runs from Parachute to Meeker Pipeline was completed and placed into service 1/18/2007 Current flows: approx. 350 MMcf/d EnCana dedication similar to that under gas processing agreement Secured 100 MMcf/d of firm space on Great Divide System (owned by EnCana) PCGS and Great Divide System provides access to Chevron, Oxy, Bill Barrett, Antero and others

MAPL Western Expansion Project MAPL Rocky Mountain system handled 200 MBPD in 2006 (90% of capacity); peak day 227 MBPD Project expands the system by 50 MBPD through a combination of new pipe and additional horsepower Pipeline Looping 141 miles have been completed; remaining 19 miles will be completed in April 2007 Pump Station Expansion 27 of 55 units are complete; remaining units completed by September 2007 All necessary pump stations will be complete and online in time to handle the Meeker and Pioneer volumes Opal TXP-5 Processing Plant commenced production 1Q 2007 at 10 - 12 MBPD MAPL 4Q 2007 volume forecast of 260 MBPD including Pioneer and Meeker

Sherman Extension Project Barnett Shale Update Barnett Shale current production 2.1 Bcf/d with forecasted peak of 3.5 Bcf/d by 2011 New 1.1 Bcf/d 178 mile, pipeline extends EPD's Texas Intrastate System through growing Barnett Shale region to interconnect with Boardwalk's Gulf Crossing project near Sherman, Texas Supported by long-term contracts with Devon Energy (largest Barnett Shale producer); ties to 8 processing plants Provides attractive export option for Waha (Permian) and Bossier (East Texas) producers In-service: 4Q 2008

Gulf Crossing Project Texas and Oklahoma producers need eastbound pipeline capacity to handle increased volumes from Barnett and Woodford Shale plays EPD needed additional outlet for northern Texas intrastate pipeline system Gulf Crossing provides access to high priced winter / summer markets and direct access to EPD's Petal storage facility Gulf Crossing Boardwalk and EPD negotiating definitive documents to create 51% /49% JV 357 miles of new 42" interstate pipeline from Sherman, Texas to Tallulah, Louisiana Gulf Crossing will hold a long-term lease on Gulf South's SE Expansion from Perryville to Transco 85 in Choctaw County, Alabama Contracted capacity: 1.1 Bcf/d 9 interstate pipeline connections; Enterprise Petal Storage In service: 4Q 2008

Natural Gas Storage Expansion Substantial demand for more high-deliverability natural gas storage EPD has 38 Bcf storage expansion / conversion projects underway Petal (Mississippi) 2.85 Bcf NGL cavern conversion - July 2007 5 Bcf new cavern - April 2008 Mont Belvieu (Texas) 20 Bcf NGL cavern conversions - April 2009 Includes significant pipeline header Wilson (Texas) 10 Bcf new caverns - 2009 - 2011

Key Takeaways Visibility to growth with significant new projects on stream in 2007 Strong balance sheet and low cost of capital to execute growth plans Active development of midstream infrastructure in high growth supply basins Development of integrated Rockies projects should generate years of built-in expansions Focus on growth of natural gas assets and optimization through new Natural Gas Marketing and Services group Leverage value chain to generate higher returns on project investments driving future performance

Non-GAAP Reconciliations

Non-GAAP Reconciliations

Non-GAAP Reconciliations

Non-GAAP Reconciliations

Non-GAAP Reconciliations